Exhibit  10.2a

                        AMENDMENT TO EMPLOYMENT AGREEMENT

WHEREAS, Joseph McGarr (the "Executive") entered into an employment agreement (the "Agreement") with WKI Holding Company, Inc. ("WKI") which was effective as of November 25, 2002 and executive in January of 2003; and

WHEREAS, WKI and Executive now desire to amend certain provisions of the Agreement.

NOW, THERFORE, pursuant to Section 8.13 of the Agreement, the parties hereto hereby agree as follows effective as of April 30, 2003:

                                       I.

     Section 1.27(a)(iv) and 5.1 of the Agreement are each hereby amended by deleing the phrase "ninety (90) calendar days after Emergence" and replacing it with the phrase "one hundred twenty (120) calendar days after Emergence" each time it appears therein.

                                       II.

     Except as provided in Part I of this Amendment, the Executive does not waive any other right he has under the Agreement and the other terms thereof shall remain in full force and effect.


     EXECUTED on the dates indicated below.



                                          Executive

Date:   4/15/03                      /s/  Joseph  McGarr
      -----------                    -------------------
                                        Joseph  McGarr


                                   WKI Holding Company, Inc.


Date:   4/16/03                      By:  /s/  Terry  Peets
      -----------                        --------------------
                                           Acting Chairman


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